Prospectus Supplement

February 28, 2014

Morgan Stanley Focus Growth Fund

Supplement dated February 28, 2014 to the Prospectus of Morgan Stanley Focus Growth Fund dated April 30, 2013

On February 28, 2014, shareholders of Morgan Stanley Focus Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Growth Portfolio ("MSIF Growth"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIF Growth and shareholders of the Fund would become shareholders of MSIF Growth, receiving shares of MSIF Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of MSIF Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about March 31, 2014. The Fund suspended the offering of its Class B shares to new investments as of February 25, 2013. The Fund will cease offering shares of all classes of the Fund at the close of business on March 26, 2014.

Please retain this supplement for future reference.

  AMOSPT-0314